Going concern and liquidity risk	6 Months Ended
Jun. 30, 2023
Going concern and liquidity risk [Abstract]
Going concern and liquidity risk
In considering going concern and liquidity risk, the Directors have reviewed the Group’s future cash requirements and earnings projections. The Directors believe these forecasts have been prepared on a prudent basis and have also considered the impact of a range of potential changes to trading performance. The Group modelled a range of revenue less pass-through costs compared with the year ended 31 December 2022 and a number of mitigating cost actions that are available to the Group. Considering the Group’s bank covenant and liquidity headroom and cost mitigation actions which could be implemented, the Group would be able to operate with appropriate liquidity and within its banking covenants and be able to meet its liabilities as they fall due with a decline in revenue less pass-through costs up to 18% in 2023 and up to 12% in 2024 compared to the corresponding prior periods. The likelihood of such a decline is considered remote. The Directors have concluded that the Group will be able to operate within its current facilities and comply with its banking covenants for the foreseeable future and therefore believe it is appropriate to prepare the financial statements of the Group on a going concern basis and that there are no material uncertainties which gives rise to a significant going concern risk.
Given its debt maturity profile and available facilities, the Directors believe the Group has sufficient liquidity to match its requirements for the foreseeable future.